SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: August 23, 1999


                                   NELX, Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



     Kansas                    0-21210                       84-0922335
---------------                -----------                   -------------------
(State or other                (Commission                   (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)


                  5750 West 60th Avenue, Arvada, Colorado 80003
          -----------------------------------------------------------
             (New address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 304-622-9599
                                                   ------------


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Item 1.           Changes in Control of Registrant

         None.

Item 2.           Acquisition or Disposition of Assets

         None.

Item 3.           Bankruptcy or Receivership

         None.

Item 4.           Changes in Registrants Certifying Accountant

         None.

Item 5.           Other Events

     The Board of Directors of Nelx, Inc. has determined that the proposed acquisition of Applied Mechanics, Inc. is not feasible due to audit and evaluation considerations and have canceled the Agreements.

         The Corporation has changed its mailing address to:

                  10525 W. 23rd Place
                  Lakewood, CO 80215

     Denis Iler was appointed to serve as Secretary of Nelx, Inc. Mr. Iler's experience and education are as follows:

         Denis R. Iler, age 60, received a BA in Math from San Jose State University in California, and a MBA from Regis University in 1982. He was a comptroller with Berge Exploration from 1978 to 1984. Since 1984, he has been President and principal accountant for Business Financial Systems, Inc., an independent accounting firm, providing tax and accounting services for the small business community, including oil and gas, construction, and real estate brokerage accounting.

Item 6.           Appointment of New Directors

         None.

                  Resignation and Appointment of Officers

         Denis Iler was appointed Secretary.

Item 7.           Financial Statements Pro Forma Financial & Exhibits

         Financial Statements - None.

Exhibits - None.

                                   Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 23, 1999


                                   NELX, Inc.


                                      /s/ Denis Iler
                                   By:------------------------------------------
                                      Denis Iler, Secretary